UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 5, 2026
OptimizeRx Corporation
(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
260 Charles Street, Suite 302
Waltham, MA 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: 248.651.6568
                           Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 2, 2026, OptimizeRx Corporation (the “Company”) entered into Amendment No. 4 to the Financing Agreement (the “Amendment No. 4”). The purpose of Amendment No. 4 was to: (i) extend the maturity date of the financing agreement by two years to October 11, 2029, (ii) permit the Company to repurchase shares of its common stock in one or more transactions prior to March 15, 2027, in an aggregate amount not to exceed $10 million, and (iii) extend the period during which a 1% applicable premium applies under the financing agreement through October 11, 2027.

Item 2.02 Results of Operations and Financial Condition.
On March 5, 2026, the Company issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2025, providing key performance indicators, updated 2026 guidance and announcing a new $10 million share repurchase program. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 and Exhibit 99.1 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On March 5, 2026, the Company announced that its Board of Directors authorized the repurchase of up to $10 million of the Company’s outstanding common stock. Under this new program, share repurchases may be made from time to time depending on market conditions, share price, share availability, and other factors at the Company’s discretion. This share repurchase authorization is effective March 12, 2026, and expires on the earlier of March 15, 2027, or when the repurchase of $10 million of shares has been reached.
The Company’s repurchase of shares will take place in open market transactions or privately negotiated transactions in accordance with applicable securities and other laws, including the Securities Exchange Act of 1934. The Company intends to finance the purchase using its available cash and cash equivalents. The Board of Directors may modify, suspend, extend or terminate the repurchase program at any time.
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the share repurchase program. These statements are neither promises or guarantees and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, including, without limitation, risks relating to the Company’s ability to implement and make appropriate, timely and beneficial decisions as to when, how and if to purchase shares under the share repurchase program; and other risks described in the Company’s filings with the SEC.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated March 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: March 5, 2026	By:	/s/ Edward Stelmakh
		Name:	Edward Stelmakh
		Title:	Chief Financial & Strategy Officer
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